Exhibit 99.1

Annual Meeting of Stockholders December 15, 2006

Safe Harbor This presentation contains certain "forward-looking" statements. These statements are based on the current estimates and assumptions of the management of Adams Respiratory Therapeutics, Inc. (or "Adams") as of the date of this presentation and are naturally subject to uncertainty and changes in circumstances. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Actual results may vary materially from the expectations contained in this presentation. When used in this presentation, the words "may", "will", "should", "could", "would", "plan", "anticipate", "believe", "estimate", "intend", "project", "potential" and "expect" and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause the actual results of Adams to be materially different from those reflected in such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others: Adams' ability to in-license or acquire new products and brands; Adams' ability to preserve its patent position in the reexamination process; Adams' ability to successfully extend the long-acting guaifenesin platform to new market segments and build the prescription drug market; the continued success of Mucinex SE, Mucinex DM and Mucinex D and the successful commercialization of Humibid, Delysm, Children's line of Mucinex products, and future products; Delsym's competitive position as the only OTC 12-hour liquid cough syrup; the FDA's removal from the market of products similar to Mucinex D, Mucinex DM and future products; Adams' ability to develop new products; Adams' ability to utilize technology in connection with product development; Adams' ability to complete the clinical trials of erdosteine and successfully commercialize it in the United States; leverage of the Mucinex brand name to increase market share and brand awareness; Adams' ability to successfully integrate the repurchase of the Ft. Worth plant from Cardinal Health; Adams' ability to comply with the FDA's manufacturing regulations, as well as the regulations of the DEA and other governmental agencies; Adams' ability to compete against other branded products, as well as against generic competition; Adams' ability to successfully defend its patent position and other risk factors set forth under Item 1A. Risk Factors in Adams' Annual Report on Form 10-K for the fiscal year ended June 30, 2006. Except to the extent required by applicable securities laws, Adams is not under any obligation to (and expressly disclaims any such obligation to) update its forward-looking statements, whether as a result of new information, future events, or otherwise. All statements contained in this presentation are made only as of the date of this presentation.

A Specialty Pharmaceutical Company Adams is focused on: Developing a range of solutions that treat respiratory disease Late-stage development and marketing of differentiated OTC and Rx pharmaceutical brands

Adams' Business Strategy Build internal pipeline by extending guaifenesin platform to other OTC & Rx respiratory segments Access platform technologies to accelerate product development Four - pronged strategy Drive Mucinex(r) brand awareness & market share among professionals and consumers Build Rx business through acquisition/licensing

12- Months Ended Strong Revenue Growth (in millions) 6/03 6/04 6/05 CAGR '03-'05 158% 6/06 $14.0 $61.3 $160.2 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 $239.1

2007 Fiscal First Quarter Net Sales by Product $40,772 $24,259 $6,948 Launched 10/05 $53 Launched 3/06 $8,160 Acquired 6/06 $9,950 Launched 8/06 ($ in thousands) 92% Net Sales = $90.1 MM

TM Current Market Analysis

Entering New Season with Solid Foundation "Ever Tried" 10/1/05 10/11/06 Implications Mucinex 8% 22% Continue awareness and trial momentum Children's Mucinex NA 6% Leverage Mucinex equity; become household brand Delsym NA 12% Expand consumer and professional awareness Source: Company sponsored research.

Mucinex(r) Total Brand Awareness Current Season vs. Last Season Source: Company sponsored research.

Seasonal Activity Seasonal Activity Source: Surveillance Data Inc. FAN U.S. National Report for the period ended 12/8/06.

Mucinex(r) Begins Season at Higher Level Retail Consumption - Total Brand (20 ct equiv.) Source: Industry data. Does not include pediatric line.

Recent IRI Data Shows Strong Growth Solid retail sales growth in the cough/cold/allergy/sinus category +13% vs. prior 4wk period ended 11/5/06 (VPP) +7% vs. prior year 4wk period ended 11/27/05 (VYA) Total Mucinex(r) retail sales outpace the category +33% VPP +52% VYA Total Mucinex(r) achieves a 4wk share of 9.5% +1.3pts VPP +2.9pts VYA Delsym(r) share increases 3.2 pts (VPP) to 17.4% of cough syrup segment Source: Information Resources Inc. (IRI) dollar sales data for 4wks ending 12/3/06 for the c/c/a/s category.

Mucinex(r) Season to Date Market Share Growth 3.8 3.9 3.5 3.5 3.9 3.8 1.9 2.4 2.0 2.8 2.4 3.4 0.9 1.1 0.3 1.2 0.5 - 0.3 - 0.6 0.5 - 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0 11/27/05 12/03/06 11/27/05 12/03/06 11/27/05 12/03/06 Mucinex SE Mucinex DM Mucinex D Children's Liquids Mini Melts 5.7 7.4 5.6 8.2 6.6 9.5 52 weeks 12 weeks 4 weeks With Delsym(r), Adams' share of the c/c/a/s market = 11.5% Source: IRI data for the c/c/a/s market through Dec. 3, 2006.

Season to Date Key Brand Dollar Share Source: IRI F/D/Mx dollar share of c/c/a/s market for the 4 weeks ended 11/27/05 and 12/3/06. 06

Total Mucinex(r) Sales By Product Total Mucinex(r) Sales By Product Source: IRI retail dollar sales, 4-week periods; all figures rounded.

Delsym(r) Season to Date Strong Consumption Source: IRI F/D/Mx weekly dollar sales in the c/c/a/s market.

Strong Consumer Advertising Support Plan to spend approx. $70 MM in dedicated television and print advertising in FY 2007 (began October 2006) Approx. $50 MM to support core Mucinex(r) brand, including Children's Mucinex(r) line of products Approx. $20 MM to support newly acquired Delsym(r) brand Primetime Advertising Highlights Children's Mucinex(r) Mini-Melts(tm): ABC Boston Legal, NBC Friday Night Lights, CBS CSI Delsym(r): CBS Two and a Half Men, CBS Survivor, ABC The Nine Mucinex(r) DM: CBS Criminal Minds, NBC Deal or No Deal, ABC Ugly Betty

Fiscal 2006 Fiscal 2007 Accelerated Development and Diversification Fiscal 2008 Expect to double existing portfolio

Rx Products in Development Build internal pipeline by extending guaifenesin platform to other OTC and Rx respiratory segments 3 products currently under development First NDA, an Rx product, expected to be filed by the end of CY 2006

Rx Products in Development - Erdosteine In-licensed mucoregulator compound with a unique profile Published European studies showed significant improvements in mucociliary clearance, mucus volume, flow characteristics and cough Approved in > 30 foreign markets; ~24 million patient exposures Phase IIb clinical program in the U.S. initiated March 2006 400 patients with chronic bronchitis associated with chronic obstructive pulmonary disorder (COPD) Patient enrollment completed October 2006

Financial Overview TM

Income Statement Overview $47.0 $90.1 $239.1 $160.2 $61.3 Net Sales 81.9% 67.4% 79.4% 80.6% 80.5% Gross Margin % $20.1 43% $25.4 28% $76.2 32% $44.4 28% $19.7 32% Pretax Income % of Net Sales $12.4 $16.2 $46.4 $27.0 $35.8 Net Income 2005 2006 2006 2005 2004 Three months ended Sept. 30, Years ended June 30, (in millions) (1) SG&A $23.3 $78.0 $99.0 $30.0 $15.9 R&D $3.2 $7.4 $18.9 $6.3 $3.4 (1) One-time pre-tax charge of $9.7million reduced the gross margin by 10 percentage points.

Top-Line Diversification Top-Line Diversification $25.0 MM or 58% $18.1 MM or 42% Q1 Net Sales growth = $43.1 million

Ft. Worth Plant Repurchase - First 120 Days All previous Cardinal employees successfully transitioned to Adams. Completed Good Manufacturing Plant (cGMP) inspection by the FDA with no written "483 observations." Completed DEA inspection of the facility and procedures with no adverse observations recorded. More than 115,000,000 tablets were manufactured in October.

Production Capacity Increasing Jan. 2006 Run Rate Q3 FY 06 Run Rate Current Run Rate Early CY 07 Run Rate $250 MM $400 MM $340 - $350 MM Includes existing facilities & equipment $100 MM $200 MM $300 MM $400 MM $500 MM $450 MM+ Upon completion of multiple capital projects underway at Ft. Worth facility Source: Internal estimates. Liquids and granules $100 MM+

TM Current Events

USPTO Patent Reexamination of '252 Patent USPTO Patent Reexamination of '252 Patent

URL/Mutual Pharmaceuticals ANDA Filing Received Paragraph IV certification from URL/Mutual Pharmaceuticals Aug. 23 Filed patent infringement lawsuit Oct. 2 2 major hurdles for URL/Mutual Patent infringement FDA approval Typical generic encroachment in OTC 20% - 25%

Consumer Advertising February 2006 Competing Product Removal? Competing Product Removal? FDA Exclusivity Decision Pending Consumer Advertising November 2004 Competing Products Removed December 2003 Launched July 2002 Approved July 2002 $125 MM Rx market $20 MM Rx market Consumer Advertising November 2004 Note: Market size = No. of Rx's [based on IMS Health-NPA data for 12 months ended 6/30/06] at Mucinex(r) pricing. Launched October 2005 Approved June 2004 Launched August 2004 Approved April 2004 Mucinex(r) SE Mucinex(r) DM Mucinex(r) D $99 MM Rx market 1.6 MM Rx 7.8 MM Rx

Future Growth Drivers Market Share Expansion Children's Mucinex(r) Revenues Delsym(r) Revenues Exclusivity Decision on DM and D Doubling of Portfolio New Combo Products Erdosteine Acquisitions/In-licensing Aggregate potential opportunity: $500 million + FY2006 Net Revenue $239.1 MM

Annual Meeting of Stockholders December 15, 2006